Ex. 10.5 Stock Purchase Agreement

                            Stock Purchase Agreement

This Stock purchase agreement (agreement) is being signed on 19th June 2000, between Swiftnet Ltd. (Swiftnet) and Mr. Abraham Keinan (Keinan) and Campbeltown
Business Ltd (Campbeltown).

1)   Swiftnet and Keinan confirm that Keinan owns directly and through companies under his control 77.5% of all issued "B" class voting shares of Swiftnet and 65% of all issued "A" class equity shares of Swiftnet.

2)   Swiftnet and Keinan confirm that Swiftnet is a British corporation and has authorized capital comprised only of 200,000 shares of 1 Pounds (UK) par value, of which 22,000 are issued and outstanding as of the date of this agreement.

3)   Swiftnet and Keinan declare that the following table presents the information covering the beneficial ownership of Swiftnet's shares as of the date of this agreement:

A EQUITY OF £1 EACH
-------------------------------------- ---------
A Keinan                                1690
-------------------------------------- ---------
M Cohen*                                3810*
-------------------------------------- ---------
Vision Consultants Ltd                  5500
-------------------------------------- ---------
Total                                  11000
-------------------------------------- ---------

B VOTING OF £1 EACH
-------------------------------------- ---------
A Keinan                                3034
-------------------------------------- ---------
M Cohen*                                2465*
-------------------------------------- ---------
Vision Consultants Ltd                  5500
-------------------------------------- ---------
Total                                  11000
-------------------------------------- ---------

* Mr. Cohen's shares are currently in the process of forfeiture. Any decision concerning the future of his shares will be made by the Board of Directors and with the agreement of Campbeltown.

4)   Swiftnet and Keinan confirm that no entity has any right for ownership or potential ownership of any kind in Swiftnet besides the following:
     1.   The rights that are assigned and derive from this agreement.
     2.   Rights for options for Mr. Keinan - to be agreed
     3.   Rights for options for Mr. Nissenson - to be agreed
     4.   Rights of Dr. Nissim Levi derived from attached agreement. (Attachment
          A).

5)   Swiftnet, Keinan and Campbeltown confirm their commitment to conclude as soon as practically possible, the listing of a US company (the USC) in the
     OTC stock market in the US, to file the  necessary  documents with the SEC and other authorities, so that the USC shares will be publicly traded and agree to merge into or to be acquired  for stock by the USC, according to the process initiated with the Adar group. (The Adar group transaction)
     (Attachment B)

6)   Keinan confirms that all his businesses activities and initiatives in the field of telecommunication are conducted through Swiftnet, and will continue to do so at least 18 months after the conclusion of the Adar group transaction.

7)   Campbeltown declares that it is not involved in any business that competes with Swiftnet and will not be involved in such business at least for 18 months after the Adar Group transaction is concluded.

8)   Campbeltown  will invest in Swiftnet the amount of 100,000 USD. In exchange for its  investment  Swiftnet will issue new shares that will represent 20%
     of the total  issued  shares of Swiftnet  and will have equal rights as the rest of the shares and ownership (voting and equity). Campbeltown will also receive 5% of the USC shares after all initial dilutions.

9)   Swiftnet and Keinan will make sure and guarantee that the shares owned by
     Campbeltown in Swiftnet, as a result of paragraph 8, will be exchanged by at least 10% of the total issued and outstanding shares of the USC and that
     Campbeltown will have in total at least 15% of the USC once the Adar group transaction is concluded.

10)  Campbeltown will have the right to nominate 33% of the members of the board of directors of Swiftnet and the USC. If and when Campbeltown ownership in the USC will be less than 7%, Campbeltown will have the right to nominate only 20% of the USC board members (at least one member).  In the case that
     Campbeltown ownership in the USC  will be less  than 2% this  right will expire.  In the case that the Adar group transaction is not concluded and
     Campbeltown sells all of its shares in Swiftnet, the right for 33% board members in Swiftnet will expire.

11)  Campbeltown will have the right to nominate a vice president in Swiftnet and/or the USC. It is agreed that Mr. Guy Nissenson is  nominated  now. If for any reason Guy Nissenson will leave his position, Campbeltown  and Mr.
     Keinan will agree on another nominee. The VP will be employed with suitable conditions. This right will expire when both conditions happen: Campbeltown is no longer a shareholder in Swiftnet and it owns less than 2% of the USC.

12)  Campbeltown has the option to purchase additional shares of Swiftnet that will represent 10% of all issued shares after the transaction for the amount of 200,000 USD. This transaction can be executed either by Swiftnet issuing new shares, or by Mr. Keinan selling his private shares (as long as he has an adequate amount of shares), as Mr. Keinan will decide.  This option will expire on Dec 31, 2005. Campbeltown can exercise this option in parts. If this option is exercised before the conclusion of the Adar Group transaction Keinan and Swiftnet will make sure and guarantee that the shares owned by Campbeltown as a result of exercising  this option will be exchanged by the same percentage of ownership in the USC. It is agreed that if Campbeltown exercised only part of the option buying Swiftnet shares it will have the right to exercise the reminder of the option for the USC shares at the same terms. As long as Swiftnet is not a public company or is merged / bought / taken over by a third party only half of the option above could be taken.

13)  Alternatively to the right described in paragraph "12" after the conclusion of the Adar group transaction Campbeltown will have the option to purchase shares of the USC that will represent 10% of all issued and outstanding shares at the first day of flotation (after the transaction) for the amount of 200,000 USD. It is Campbeltown decision what alternative to choose. This transaction can be executed either by the USC issuing new shares, or by Mr.
     Keinan selling his private shares in the USC (as long as he has an adequate amount of shares), as Mr. Keinan will decide. The option can be executed in parts and will expire on Dec 31,2005.  Keinan and Swiftnet will make sure and guarantee that the option is granted when the Adar group transaction is concluded.

14)  Campbeltown will have the right to participate under the same terms and conditions in any investment or transaction  that involve equity rights in
     Swiftnet or the USC conducted by Mr. Keinan at the relative ownership portion.

15)  In the event that Swiftnet or the USC will seek for money in a private placement for equity or any other rights, Campbeltown will have the right of first refusal on any transaction or part of it until Dec 31, 2005 or as long as it owns over 7% of Swiftnet equity or 4% of the USC.

16)  Keinan and Campbeltown will sign a right of first refusal agreement for the sell of their shares.

17)  Until Swiftnet or the USC conducts a public offering and is traded on a stock market, the USC and Swiftnet will not issue any additional shares or equity rights without a written agreement from Campbeltown. This right will expire when Campbeltown will have no interest or shares in Swiftnet and the
     USC.

18)  This agreement shall be construed and governed in accordance with the laws of the UK.

19)  This agreement can be assigned by Campbeltown to any entity.

Signature:

----------------------                             ----------------------
Swiftnet Ltd.                                      Campbeltown Business Ltd.

----------------------
Abraham Keinan